AMENDMENT NO. 5 TO AMENDED AND RESTATED
REDUCING REVOLVING LOAN AGREEMENT

          This Amendment No. 5 to Amended and Restated Reducing Revolving Loan Agreement (this "Amendment") dated as of October 11, 2000 is entered into with reference to the Amended and Restated Reducing Revolving Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Banks party thereto, Bankers Trust Company and Societe Generale, as Documentation Agents, Bank of Scotland, Credit Lyonnais Los Angeles Branch and PNC Bank, National Association, as Co-Agents, and Bank of America, N.A. (under its former name, Bank of America National Trust and Savings Association), as Administrative Agent (the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

          Borrower and the Administrative Agent, acting with the consent of the Requisite Banks pursuant to Section 11.2 of the Loan Agreement, agree as follows:

          1.     Increase to Permitted Distributions - Section 6.5. Section 6.5(d) of the Loan Agreement is amended to read in full as follows (with the changed text underscored and in bold for the convenience of the reader):

               and (d) Distributions in the form of repurchases of Common Stock for which the aggregate purchase price does not exceed either (i) $150,000,000 or (ii) when aggregated with all other Basket Expenditures made since the Closing Date, the Aggregate Basket; provided no Default or Event of Default then exists or would result therefrom;

          2.     Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of all of the following, each properly executed by a Responsible Official of each party thereto and dated as of the date hereof:

               (a)     Counterparts of this Amendment executed by all parties hereto;

               (b)     Written consent of each of the Significant Subsidiaries to the execution, delivery and performance hereof, substantially in the form of Exhibit A to this Amendment; and

               (c)     Written consent of the Requisite Banks as required under Section 11.2 of the Loan Agreement in the form of Exhibit B to this Amendment.

          3.     Representation and Warranty. Borrower represents and warrants to the Administrative Agent and the Banks that no Default or Event of Default has occurred and remains continuing.

          4.     Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

          IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment as of the date first written above by their duly authorized representatives.
AZTAR CORPORATION By: NEIL A. CIARFALIA Neil A. Ciarfalia Treasurer [Printed Name and Title]	BANK OF AMERICA, N.A., as Administrative Agent By: JANICE HAMMOND Janice Hammond Vice President

Exhibit A to Amendment

CONSENT OF SUBSIDIARY GUARANTORS

          Reference is hereby made to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Banks party thereto, Bankers Trust Company and Societe Generale, as Documentation Agents, Bank of Scotland, Credit Lyonnais Los Angeles Branch and PNC Bank, National Association, as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent (as amended, the "Loan Agreement").

          Each of the undersigned hereby consents to the execution, delivery and performance by Borrower and the Administrative Agent of Amendment No. 5 to the Loan Agreement.

          Each of the undersigned represents and warrants to the Administrative Agent and the Banks that there is no defense, counterclaim or offset of any type or nature to the Subsidiary Guaranty, and that the same remains in full force and effect.

Dated: October 11, 2000
HOTEL RAMADA OF NEVADA By: NED ARMSTRONG Nelson W. Armstrong, Jr. Title: Vice President & Secretary	RAMADA NEW JERSEY, INC. By: NEIL A. CIARFALIA Neil A. Ciarfalia Title: Treasurer
AZTAR DEVELOPMENT CORPORATION By: NED ARMSTRONG Nelson W. Armstrong, Jr. Title: Secretary	ATLANTIC-DEAUVILLE INC. By: NEIL A. CIARFALIA Neil A. Ciarfalia Title: Treasurer
AZTAR INDIANA GAMING CORPORATION By: NED ARMSTRONG Nelson W. Armstrong, Jr. Title: Vice President & Secretary	ADAMAR GARAGE CORPORATION By: NEIL A. CIARFALIA Neil A. Ciarfalia Title: Treasurer
AZTAR MISSOURI GAMING CORPORATION By: NED ARMSTRONG Nelson W. Armstrong, Jr. Title: Vice President & Secretary	AZTAR INDIANA GAMING CORPORATION, LLC By: Aztar Indiana Gaming Corporation, its Managing Member By: NED ARMSTRONG Nelson W. Armstrong, Jr. Title:Vice President & Secretary
RAMADA NEW JERSEY HOLDINGS CORPORATION By: NEIL A. CIARFALIA Neil A. Ciarfalia Title: Treasurer

AZTAR RIVERBOAT HOLDING
COMPANY, LLC

By:  Aztar Indiana
     Gaming Corporation,
     its Member

     Aztar Missouri
     Gaming Corporation,
     its Member

By:   NED ARMSTRONG
      Nelson W. Armstrong, Jr.
Title:Vice President & Secretary

MANCHESTER MALL, INC. By: NEIL A. CIARFALIA Neil A. Ciarfalia Title: Treasurer	AZTAR MISSOURI RIVERBOAT GAMING COMPANY, LLC By: Aztar Missouri Gaming Corporation, its Managing Member By: NED ARMSTRONG Nelson W. Armstrong, Jr. Title:Vice President & Secretary
RAMADA EXPRESS, INC. By: NED ARMSTRONG Nelson W. Armstrong, Jr. Title: Vice President & Secretary
ADAMAR OF NEW JERSEY, INC. By: NEIL A. CIARFALIA Neil A. Ciarfalia Title: Treasurer

Exhibit B to Amendment

CONSENT OF BANK

          Reference is hereby made to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Banks party thereto, Bankers Trust Company and Societe Generale, as Documentation Agents, Bank of Scotland, Credit Lyonnais Los Angeles Branch and PNC Bank, National Association, as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent (as amended, the "Loan Agreement").

          The undersigned Bank hereby consents to the execution and delivery of Amendment No. 5 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Bank.

Date: October 11, 2000

Bank of America N.A. [Name of Institution] By SCOTT L. FABER Scott L. Faber Managing Director [Printed Name and Title]

Date: October 6, 2000

Bank of Scotland [Name of Institution] By JOSEPH FRATUS Joseph Fratus Vice President [Printed Name and Title]

Date: October 11, 2000

Bankers Trust Company [Name of Institution] By SUSAN L. LEFEVRE Susan L. LeFevre Director [Printed Name and Title]

Date: October 6, 2000

Fleet National Bank [Name of Institution] By JOHN HARRISON John Harrison Senior Vice President [Printed Name and Title]

Date: October 11, 2000

Imperial Bank [Name of Institution] By R. VADALMA Ray Vadalma Senior Managing Director [Printed Name and Title]

Date: October 11, 2000

PNC Bank National Association [Name of Institution] By GARY W. WESSELS Gary W. Wessels Vice President [Printed Name and Title]

Date: October 10, 2000

Societe Generale [Name of Institution] By JANE VAN BRUSSEL Jane Van Brussel Vice President [Printed Name and Title]